Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


                                                                 EXHIBIT 10.4.39


                             DISTRIBUTION AGREEMENT


        This is an Agreement dated and effective as of the last date of signature below ("Effective Date"), by and between Ethicon Endo-Surgery, Inc. a corporation organized under the laws of the State of Ohio, having a business address at 4545 Creek Road, Cincinnati, Ohio 45242 ("Ethicon"); and Neoprobe Corporation, a corporation organized under the laws of the State of Delaware, having a business address at 425 Metro Place North, Suite 300, Dublin, Ohio 43017 ("Neoprobe", together with Ethicon, the "Parties", and each a "Party").


                             ARTICLE 1 - BACKGROUND
                             ----------------------


        1.1 Ethicon manufactures and markets surgical instruments and accessories for minimally invasive surgery, including trocars, staplers, ligation devices, hand-held instruments, retractors, manipulation devices, electrosurgery and diagnostic surgical products.

        1.2 Neoprobe manufactures and markets radiation detection devices, including but not limited to, devices for use in intraoperative lymphatic mapping ("ILM") and gamma radiation guided surgery.

        1.3 Ethicon has developed and continues to develop certain technology, know how, intellectual property, devices and instruments for use in ILM and gamma radiation guided surgery.

        1.4 The devices manufactured and marketed by Neoprobe complement Ethicon's surgical instruments and accessories for minimally invasive surgery, ILM and gamma radiation guided surgery and the Parties desire that Ethicon distribute the Products (as defined below) on a worldwide exclusive basis pursuant to the terms of this Agreement.

        1.5 The Parties entered into a standstill and rights agreement (the "Standstill and Rights Agreement") on August 10, 1999, pursuant to which Ethicon paid Neoprobe four hundred thousand dollars ($400,000.00) in consideration of Neoprobe obligations in the Standstill and Rights Agreement.

        1.6 In connection with a good faith purchase order placed by Ethicon ***, Neoprobe placed purchase orders with the appropriate vendors to fill the PO in accordance with the terms thereof.

        Therefore, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the Parties agree as follows:


                             ARTICLE 2 - DEFINITIONS

        The following terms, when used with initial capital letters, shall have the following meanings:

        2.1 "Affiliate" is any entity that directly or indirectly controls, is controlled by, or is under common control with a specified Party, and for such purpose "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

        2.2 A "Change of Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Neoprobe representing 30% or more of the combined voting power of Neoprobe's then outstanding securities; or (B) the stockholders of Neoprobe approve a merger or consolidation of Neoprobe with any other corporation, other than a merger or consolidation which would result in the voting securities of Neoprobe outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of Neoprobe or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of Neoprobe approve a plan of complete liquidation of Neoprobe or an agreement for the sale or disposition by Neoprobe of all or substantially all of Neoprobe's assets.

        2.3 "Commercial Year" shall mean a one (1) year period commencing on January 1 and any anniversary thereof during the term of this Agreement.

        2.4 "Control Unit" shall mean a gamma radiation detection device including a microcomputer-based unit which measures the presence of gamma-emitting isotopes, including, but not limited, to the model 2000 Control Unit.

        2.5 "First Commercial Year" is the one (1) year period commencing on January 1, 2000. The four (4) years following the First Commercial Year shall be referred to as the "Second", "Third", "Fourth" and "Fifth" Commercial Years, respectively.

        2.6 "Gross Profit" is the difference between Neoprobe's cost as indicated in Schedule 5.2 and the Transfer Price indicated in Schedule 5.2.

        2.7 "Improved Product" or "Improved Products" shall mean an enhancement or modification to an existing Product.

        2.8 "Insolvency Event" shall mean the occurrence of any of the following events:

                (a) Neoprobe shall admit in writing its inability, or be generally unable, to pay its debts as such debts become due; or

                (b) Neoprobe shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the United States Bankruptcy Code, as now or hereafter in effect (the "Bankruptcy Code"), (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in any involuntary case under the Bankruptcy Code, or (6) take any corporate action for the purpose of effecting any of the foregoing; or

                (c) A proceeding or case shall be commenced by or against Neoprobe in any court of competent jurisdiction, seeking (1) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of Neoprobe or of all or any substantial part of its assets, or (3) similar relief in respect of Neoprobe under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of ninety (90) days; or an order for relief against Neoprobe shall be entered in a case under the Bankruptcy Code.

        2.9 "Know-How" shall mean all know-how relating to the design, development, manufacture, sale or use of any Product or Improved Product, including, without limitation, processes, techniques, methods, products, apparatuses, materials and compositions which are reasonably related thereto.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


        2.10 "New Product" shall mean an instrument or device developed by or for Neoprobe prior to and/or during the term of this Agreement and any extensions thereof other than a Product or Improved Product.

        2.11 "Patent Applications" are the U.S. Patent applications listed in
Schedule 2.11 hereto; all foreign counterparts of such applications; and all continuations, continuations-in-part, and divisionals of such applications.

        2.12 "Patents" are the U.S. Patents listed in Schedule 2.11 hereto and any patents subsequently issuing from the Patent Applications as well as renewals, reissues, reexaminations, extensions, and patents of addition and patents of importation. Furthermore, Patents shall also include each patent, U.S. or foreign, which Neoprobe owns or is empowered to grant a license to Ethicon prior to or during the term of this Agreement or any extension thereof, the practice of which is reasonably necessary for Ethicon to sell the Product.

        2.13 "Probe" shall mean a hand-held gamma radiation-sensing device that connects to a Control Unit.

        2.14 *** shall mean a device that provides a *** Control Unit.

        2.15 "Product" or "Products" shall mean instruments and devices used for radiation detection, including but not limited to, Neoprobe portable radioisotope detector systems, probes and related accessories set forth on
Schedule 2.15 attached hereto as may be amended from time to time by mutual agreement of the Parties or a New Product added to Schedule 2.15 pursuant to
Section 5.7 or Section 6.2.

        2.16 "Raw Materials" shall mean the materials, components, and packaging required to manufacture and package any Product in accordance with the Specifications.

        2.17 "Regulatory Compliance" shall mean compliance with (i) all applicable statutes, laws, and regulations, including good manufacturing practices ("GMP") and (ii) Ethicon Endo-Surgery, Inc. Quality Assurance Requirements, which are attached and incorporated into this Agreement as Exhibit 2.17.

        2.18 "Specifications" shall mean the requirements with which the Product must conform as specified by 21 CFR Section 820.181 and include device specifications, production process specifications, quality assurance procedures and specifications, packaging and labeling specifications, and installation, maintenance and servicing procedures and methods that are contained in the Device Master Record for the Product.

        2.19 "Trademarks" shall mean the (i) U.S. and foreign marks set forth in
Schedule 2.19 hereto; (ii) any unregistered trademarks used in connection with Products; and (iii) all copyrights or distinctive features of the packaging, including but not limited to trade dress, used in connection with the Products.

        2.20 "Year 2000 Compliance" shall mean: (a) the Products perform in a consistent manner and functions without interruptions regardless of the date in time on which the Product is delivered, used and/or further distributed, whether before, on or after January 1, 2000 and whether or not the dates are affected by leap years;

                (b) the Product, if computerized, accept, calculate, compare, sort, extract, sequence and otherwise process date inputs and date values, and return and display date values and perform, in a consistent manner regardless of the dates used, whether before, on or after January 1, 2000;

                (c) the Product, if computerized, accept and respond to two-digit year-date input in a manner that resolves any ambiguities as to the century in a defined, predetermined and appropriate manner; and

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


                (d) the Product, if computerized, store and display date information in ways that are unambiguous as to the determination of the century.


                             ARTICLE 3 - APPOINTMENT
                             -----------------------


        3.1 DISTRIBUTION RIGHTS. Subject to the terms and conditions of this Agreement, and specifically to the terms and conditions of Sections 3.2 and 3.3 below, Neoprobe hereby appoints Ethicon, and Ethicon hereby accepts the appointment as Neoprobe's exclusive distributor on a worldwide basis during the term of this Agreement and any extension thereof at the agreed upon Transfer Prices (as defined below).

        3.2 THIRD PARTY RIGHTS. The granting to Ethicon by Neoprobe of the rights in Section 3.1 shall be on a country-by-country basis subject to Neoprobe's termination of distribution and similar rights granted to third parties by Neoprobe or its Affiliates ("Third Party Agreements"). Neoprobe represents and warrants that Schedule 3.2 accurately sets forth all countries where any such Third Party Agreement is in effect. Neoprobe represents and warrants that it has contractual rights which enable it to rightfully terminate such Third Party Agreements in accordance with the time lines set forth in
Schedule 3.2 and covenants to take such actions and rightfully terminate all such Third Party Agreements as soon as practicable in a manner that would not prejudice the non-competition provisions imposed on such third parties therein and to deliver exclusive distribution rights pursuant to Section 3.1 to Ethicon on or before the dates set forth Schedule 3.2. Neoprobe agrees to indemnify and hold harmless Ethicon and its Affiliates and their respective officers, directors, employees and agents from and against any liability, loss, costs (including reasonable attorneys' fees), expenses or damages that are attributable to claims of third parties against Ethicon arising out of Neoprobe's efforts to terminate the rights of such third parties as contemplated by this Section 3.2. This obligation shall survive termination of this Agreement. Neoprobe agrees that upon the termination of each of the Third Party Agreements, the right to distribute the Products in the territories covered by such Third Party Agreement ***.

       3.3 SUPPLY TO THIRD PARTIES. Neoprobe grants Ethicon ***. As used in this
Section 3.3 the term "supply" shall mean, filling purchase orders (either to Neoprobe or directly to Ethicon), and shipping, invoicing, and collecting for such orders according to the applicable terms of ***. Neoprobe agrees to forward any purchase orders for Products it receives to Ethicon promptly (but in any event within five (5) business days of receipt of the purchase order). Ethicon shall pay Neoprobe for Products shipped to such distributors in accordance with
Section 5.2 herein. Ethicon's sales of Products *** Product covered by this Agreement.


                                ARTICLE 4 - TERM
                                ----------------


                The initial term of this Agreement (the "Initial Term") shall commence on the Effective Date and shall continue until December 31, 2004 (the "Initial Term Date"), unless earlier terminated as expressly provided under the terms of this Agreement; PROVIDED, HOWEVER, that Ethicon shall have the option (the "Option") of extending the term of this Agreement for two (2) subsequent two (2) year periods *** (in Ethicon's sole reasonable judgment) than the immediately preceding Commercial Year. Neoprobe shall deliver to Ethicon written notice (the "Renewal Notice") setting forth the Initial Term Date not less than one (1) year nor more than one (1) year and thirty (30) days prior to such date or the date of the expiration of any such period of extension, as the case may be. In the event that Ethicon exercises the Option, it shall deliver to Neoprobe written notice thereof within ninety (90) days following its receipt of the Renewal Notice.


                   ARTICLE 5 - RESPONSIBILITIES OF THE PARTIES
                   -------------------------------------------

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2



        5.1 SUPPLY OF THE PRODUCT. During the term of this Agreement, Neoprobe shall manufacture and sell the Products and Improved Products exclusively to Ethicon in accordance with the Specifications, and shall not sell, supply or distribute any Products or Improved Products to any third party. Neoprobe shall supply Ethicon (and its Affiliates) with all of those quantities of Products as ordered by Ethicon (and its Affiliates) pursuant to this Agreement.

        5.2 TRANSFER PRICING. The transfer price (the "Transfer Price") for each type of Product shipped by Neoprobe during the term of this Agreement shall be set forth on Schedule 5.2 hereto. The Transfer Prices set forth therein include all costs of packaging in accordance with the Specifications and all cost of delivery F.O.B. Neoprobe's manufacturing facility. Ethicon shall pay the Transfer Prices set forth in Schedule 5.2 for delivery of the Products within thirty (30) days from the date of invoice. The date of invoice shall not be earlier than the date of shipment. Ethicon agrees to purchase the demonstration units referenced in Notes 2 and 3 of Article II "Demonstration Units" of
Schedule 5.2 hereto within thirty (30) days after the units have been returned to Neoprobe and refurbished to the reasonable satisfaction of Ethicon.

        5.3 COST REDUCTION PROGRAMS. Neoprobe hereby agrees that it shall use its best reasonable efforts to minimize the costs of manufacturing the Products to the extent it may do so without compromising the quality and/or regulatory status of the Products or compliance with the terms of this Agreement. Each Party will reasonably cooperate with the other Party in the pursuit of cost reduction programs in the manufacture of the Products. Each Party shall inform the other party of cost reduction initiatives related to the manufacture of Products within fourteen (14) days after cost reduction initiatives have begun. The resulting savings will initially be allocated to the Party that has incurred documented costs until such costs have been recovered. Thereafter, *** of the savings shall be allocated to the Party which has initiated and funded the cost reduction program.

        5.4 DEMONSTRATION UNIT PRICING. During the term of this Agreement or any extension thereof, the Transfer Price for Products and fully functional demonstration units shall be as listed in Schedule 5.2.

        5.5 RISK OF LOSS. Neoprobe shall ship Products, at Ethicon's cost, to any location chosen by Ethicon utilizing carriers chosen by Ethicon. The risk of loss with respect to the Products shall remain with Neoprobe until the Product is loaded aboard the common carrier at Neoprobe's manufacturing facility for a Product, or other location mutually agreed upon by both Parties. Neoprobe will pack the Product in a manner suitable for shipment to enable the Product to withstand the effects of reasonable shipping conditions, including handling during loading and unloading.

        5.6 LABELING AND SALES LITERATURE. As of the Effective Date, Neoprobe has on hand, the labeling, inserts, sales literature or customer instructions for Products in the quantities and at the respective costs listed on Schedule
5.6. Existing inventories of all labeling, inserts, sales literature, or customer instructions for all Neoprobe Products shall be provided ***. Additional inventories will be provided ***. Master art work for all labeling, inserts, sales literature or customers instructions shall be made available to Ethicon should additional quantities be produced by Ethicon or should changes be desired by Ethicon. Neoprobe will provide to Ethicon documented evidence of Neoprobe's internal copy clearance review and approval; *** for all labeling, inserts, sales literature or customer instructions prior to production of such.

         5.7 TRANSFER PRICE AND FORECASTS FOR NEW PRODUCTS. Before a New Product the research and development of which is not funded by Ethicon ("Unfunded New Product") may be added to Schedule 2.15 and become a Product subject to the terms of this Agreement, the Parties must agree to a Provisional Transfer Price (as defined in Schedule 5.2) and to a forecast of Ethicon's expected purchases of such Unfunded New Product including a schedule of desired delivery dates for the following six (6) months, the first three (3) months of this


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

forecast shall constitute a binding purchase order. Neoprobe shall be under no obligation to deliver and Ethicon shall be under no obligation to accept any Unfunded New Products until a Provisional Transfer Price and forecast is established for such New Product. If the Parties cannot agree upon a Provisional Transfer Price and forecast within ninety (90) days, Neoprobe shall be free to market and distribute the Unfunded New Product (a "Proposed Transaction") subject to a right of first refusal of Ethicon. Pursuant to Ethicon's right of first refusal, Neoprobe shall not consummate or agree to consummate a Proposed Transaction with any party without first giving prompt notice thereof to Ethicon in writing (the "Notice") specifying the pricing, terms, conditions and other material provisions of such Proposed Transaction. In the event that Ethicon elects to consummate a transaction upon the same pricing, terms, conditions and other material provisions as specified in the Notice, Ethicon shall have thirty
(30) days to so notify Neoprobe and Neoprobe shall use all reasonable commercial efforts to facilitate the consummation of such a proposed transaction with Ethicon or its Affiliate within ninety (90) days following the receipt of such notification. In the event that Ethicon fails to elect to exercise this right of first refusal within the above mentioned thirty (30) day period, Neoprobe may enter into an agreement with the party identified in the Notice with respect to the Proposed Transaction on terms that are not less favorable to Neoprobe than the terms specified by Neoprobe in the Notice; PROVIDED, HOWEVER, that in the event that (a) Neoprobe and the third party identified in the Notice are unable to consummate such an agreement within sixty (60) days or (b) the pricing, terms, conditions and other material provisions of the Proposed Transaction are modified to be materially less favorable to Neoprobe than were specified in the Notice, then Neoprobe shall be required pursuant to this Section 5.7 to give anew the requisite notice to Ethicon and comply with the right of first refusal set forth herein for an additional thirty (30) business day period following the receipt of such new notice.

        5.8      MINIMUM PURCHASE REQUIREMENTS.

        (a) During each of the first three (3) Commercial Years, Ethicon shall purchase from Neoprobe the following ***:

                 Commercial Year    Minimum Purchase Requirement
                 ---------------    ----------------------------
                       ***                   ***
                       ***                   ***
                       ***                   ***

As used in this Section 5.8, a ***.

         (b) The MPR for a Product set forth in Section 5.8(a) is a "take or pay" obligation. In the event Ethicon does not meet its MPR for a Commercial Year as required by Section 5.8(a), Neoprobe shall notify Ethicon of the deficiency and Ethicon shall have forty-five (45) days to either place a purchase order for the neo2000 Systems and/or Products consisting of a Control Unit and Probe to make up the difference between actual purchases and the MPR or pay Neoprobe an amount equal to the Gross Profit on the amount of purchases necessary to satisfy such MPR.

        5.9 ETHICON OBLIGATION TO COMMERCIALLY EXPLOIT. Neoprobe shall consider the MPRs of Section 5.8 above as complete satisfaction of any duty, whether express or implied, which could be imposed upon Ethicon to commercially exploit its rights under this Agreement, and is accepted by Neoprobe in lieu of any best efforts obligation on the part of Ethicon.

        5.10 REDUCTION OF MINIMUM PURCHASE REQUIREMENTS. The MPRs set forth under Section 5.8(a) above shall for any applicable Commercial Year be reduced in the following circumstances:

                a) If Neoprobe fails for any reason other than a Major Forces event under Section 17.6 below to deliver the Products to Ethicon in accordance with the terms of this Agreement, or replace Products which are defective under
Section 11.1 below, then the MPRs shall be reduced by *** of Products not delivered or replaced.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


                b) If any Products is voluntarily or involuntarily recalled from the market or withdrawn from sale because of a lack of governmental approvals or for reason of safety, efficacy or quality, or if a Major Forces event under
Section 17.6 occurs, then the MPRs for the Products shall be waived until a period of *** shall have elapsed after either market re-entry or the Major Forces event is removed, whichever is applicable, and shall then be proportionately reduced.

                c) If this Agreement is terminated pursuant to Articles 12 or 14 below during any applicable Commercial Year, then the MPRs for all Products shall be proportionately reduced for such Commercial Year, and Ethicon shall
***.

        5.11 FORECASTS. Within thirty (30) days of the Effective Date, Ethicon shall provide Neoprobe with a forecast of its expected purchases of the Products, including a schedule of desired delivery dates, for the *** of this forecast shall constitute a binding purchase order. Thereafter, Ethicon shall
(a) update the forecasts monthly so that its expected purchases and schedule of desired delivery dates are continually forecast *** of such rolling forecasts constituting a binding purchase order and (b) provide a report of actual monthly Product sales.

        5.12 ADJUSTMENT OF FORECASTS. Ethicon may adjust the total number of Products to be delivered pursuant to Section 5.11 above upon sixty (60) days written notice, provided however, that any such adjustment shall not serve to reduce Ethicon's obligation to purchase the total number of Product indicated in the binding purchase order. In any given month, if Ethicon wants Neoprobe to deliver more than *** of the total number of the Products indicated in the binding purchase order, then Neoprobe shall not be obligated to supply the excess above ***, but Neoprobe shall nevertheless use its best reasonable efforts to deliver to Ethicon any such excess above *** on a priority basis.

        5.13 DELIVERY. Neoprobe shall deliver the Products to Ethicon in accordance with the schedule of delivery dates specified in the binding purchase orders set forth in Section 5.11 above.

        5.14 PROVISION OF INFORMATION. No later than seven (7) days after the execution of the Agreement and provided that Neoprobe has such information in its possession or has a legal or contractual right to access to such information, Neoprobe agrees to provide Ethicon with documentation setting forth a complete list of all current Neoprobe customers and potential customer leads (including, but not limited to, outstanding leads and quotations from terminated distributors). Included in this documentation will be customer names, location, Products purchased, date of Product purchase, Product service history, and specific contact information in the case of customer leads.

        5.15 PRODUCT CHANGES. *** shall not change the form, fit, function, components or materials of any of the Products (or any change or modification to the Specifications), the process by which the Products are manufactured or the Raw Materials, *** . *** notice of all other changes at least fourteen (14) days prior to making any such changes. If the Parties agree on any such change, improvement or modification, they shall modify the Specifications to reflect the same. *** shall have the right to review and amend any qualification protocol(s) initiated by *** prior to the execution of such protocol(s), and shall have the right to review and agree upon the subsequent results of the protocol prior to releasing change into production. In the event of any change, *** may jointly establish an appropriate qualification protocol, and *** shall determine an appropriate inventory level for the pre-change Product in order to cover on-going requirements during the qualification process.

        5.16 PURCHASE OF *** . *** up to a maximum unit quantity of *** respectively, PROVIDED THAT, ***. The agreed upon cost to *** or less. In the event the *** are sold to *** customers, *** agrees *** the appropriate gross margin on the sale of these Units in accordance with the agreed upon Transfer Prices outlined for *** as referenced in Schedule 5.2, PROVIDED THAT, any *** sold will be *** against the MPRs for that Calendar Year accordingly.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2



        5.17 SALES OF PRODUCT. All *** distributed under this Agreement, shall be within the sole discretion of ***.

        5.18 NEOPROBE SALES AND MARKETING ***. Neoprobe shall *** for Neoprobe's sales and marketing organization (the "Sales and Marketing Organization") which include, but is not limited to, Neoprobe employees and programs, consulting agreements, etc. as referenced heretofore in Schedule 5.18 for *** from the Effective Date. *** at its sole discretion, may continue the *** of these Sales and Marketing Organization activities.

        5.19 TRAINING ASSISTANCE. Neoprobe shall provide Ethicon with all information in its possession reasonably necessary or appropriate to enable Ethicon to market the Products, and Neoprobe agrees further to consult with and advise Ethicon in such matters, including without limitation, the preparation of promotional, advertising and sales materials and presentations. Provided that it has the personnel on staff and subject to the availability of the Sales and Marketing Organization, Neoprobe shall provide reasonable sales training to Ethicon and its Affiliates at reasonable locations selected by Ethicon (travel expenses to be paid by Ethicon) and consented to by Neoprobe, such consent not to be unreasonably withheld. Thereafter Neoprobe will provide similar sales training from time to time in connection with any Products that become available at times and locations reasonably selected by Ethicon and consented to by Neoprobe, such consent not to be unreasonably withheld.

        5.20 *** PROGRAM. The Parties agree to develop and negotiate the terms for an *** and to implement such *** within *** after the Parties complete their marketing and customer assessments. The revenues for such program will be shared according to the gross revenues, less the selling ***, as agreed to for Transfer Pricing of Products in Schedule 5.2.

         5.21 *** Expenses. Ethicon will fund the costs related to the *** pursuant to Section 11.1 and the *** Program only with respect to Products sold by *** to its customers but not to the third party distributors listed on
Schedule 3.2 up to a limit of *** of Products of the immediately preceding Commercial Year sold by *** but not to the ***. Net sales shall mean the revenue received by *** from the sale of the Products to an independent third party less the following amounts: (i) discounts, including cash discounts, or rebates actually allowed or granted; (ii) credits or allowances actually granted upon claims or returns, regardless of the party requesting the return; (iii) freight charges paid for customer delivery; and (iv) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or billed party.

        5.22 DISPOSITION OF DEFECTIVE PRODUCT. Without prejudice to any other remedy which Ethicon may have, Neoprobe shall replace at its own cost and expense, including reimbursement of freight and disposition costs incurred by Ethicon, Products that fail to comply with the Specifications or other warranties made in Article 11. Ethicon shall notify Neoprobe of the existence and nature of any non-compliance or defect which comes to its attention and Neoprobe shall have a reasonable opportunity, ***, to inspect such defective Product and provide Ethicon with detailed written instructions to return or dispose of such defective Product. Ethicon shall ***. If Neoprobe fails to so inspect and instruct Ethicon as to the disposition of such defective Product, Ethicon may dispose of such defective Product as it sees fit and Neoprobe shall promptly (i) reimburse Ethicon for all direct, out-of-pocket costs incurred by Ethicon in respect of such disposition, and (ii) replace such defective Product at its own cost and expense.

        5.23 INDEPENDENT TESTING. If, after Neoprobe's inspections of any Product, the parties disagree as to whether such Product conforms to the Specifications and other warranties made in Article 11 or whether the Product has such a defect, either party may deliver the item to an independent third-party laboratory, mutually and reasonably acceptable to both parties, for analytical testing to confirm such item's conformance to the Specifications and other warranties made in Article 11 or the presence or absence of defects. All costs associated with such third-party testing shall be at Ethicon's expense unless the tested item is deemed by such third-party to be defective or not in compliance with the Specifications and other warranties made in Article 11, in which


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


case all such costs, including reimbursement of freight and disposition costs, shall be promptly paid by Neoprobe. No inspection or testing of or payment for Product by Ethicon or any third-party agent of Ethicon shall constitute acceptance by Ethicon thereof, nor shall any such inspection or testing be in lieu or substitution of any obligation of Neoprobe for testing, inspection and quality control as provided in the Specifications and other warranties made in
Article 11 or under applicable local, state, or federal laws, rules, regulations, standards, codes or statutes.

        5.24    TRANSFER PRICE REPORTING.

       (a) Ethicon shall, within ninety (90) days from the end of December 31 of each calendar year during the term of this Agreement, deliver to Neoprobe a report of the actual Transfer Price for the Initial Period (as defined in Schedule 5.2) or the preceding Commercial Year, including a schedule calculating the actual Transfer Price. Ethicon shall keep for a period *** after the date of entry, accurate books and records reasonably necessary to verify the accuracy of the information used to establish the actual Transfer Price as described in
Schedule 5.2.

       (b) Neoprobe shall have the right after thirty (30) days advance written notice to Ethicon, to appoint an independent certified accountant at its own expense, acceptable and approved by Ethicon (which approval shall not be unreasonably withheld) who shall have access to Ethicon's records during reasonable business hours for the sole purpose of verifying the accuracy of the calculation of the Transfer Prices for the Products for a period not more than the previous four (4) calendar quarters, but this right may not be exercised more than once in any calendar year. Ethicon shall be entitled to withhold approval of an accountant which Neoprobe nominates unless the accountant duly executes a confidentiality agreement with Ethicon which shall obligate such accountant to keep the information it receives from Ethicon in confidence.

       (c) Unless otherwise agreed to by the Parties, if as a result of the audit performed pursuant to Section 5.24(b), the independent certified accountant determines that Ethicon has under-reported any information (e.g., the information used to calculate Net Selling Price) used to calculate the Transfer Price for a Product and as a result Neoprobe has received less than it should have under the Agreement, Ethicon shall, no later than forty-five (45) business days after receiving notice of such underpayment, remit to Neoprobe the amount of the underpayment. If as a result of the audit performed pursuant to Section 5.24(b), the independent certified accountant determines that Ethicon has over-reported any information (e.g., the information used to calculate Net Selling Price) used to calculate the Transfer Price for a Product and as a result Neoprobe has received more than it should have under the Agreement, Neoprobe shall, no later than forty-five (45) business days after receiving notice of such overpayment, remit to Ethicon the amount of the overpayment less the reasonable fees of the independent certified accountant, but in no case shall Ethicon be required to remit any amount to Neoprobe if the fees of the independent certified accountant exceed the amount of the Ethicon overpayment.

       (d) If as a result of an audit performed pursuant to Section 5.24(b), it is determined by the independent certified accountant that Ethicon has underpaid any payment due to Neoprobe by more than ***, in addition to remitting the amount of the underpayment as described in Section 5.24(c), Ethicon shall pay Neoprobe interest on such amount at the rate per annum of "prime" (interest changing as and when the "prime" changes); such interest being payable on demand. As used herein, the term "prime" refers to the prime rate of interest per annum announced, from time to time, by major money center banks in the United States and as published daily in THE WALL STREET JOURNAL; provided, however, that if THE WALL STREET JOURNAL should ever cease, for any reason, to publish such rate on a daily basis, then the prime rate shall be at the rate of interest designated and in effect from time to time, by Citibank, N.A., in New York, New York as its prime rate.

       (e) In the event the audit conducted pursuant to Section 5.24(b) reveals an inaccuracy in the information reported to Neoprobe which results in an underpayment by Ethicon and if Ethicon disagrees with the results of such audit and further in the event the parties can not resolve such disagreement, the Parties shall mutually choose an independent accountant acceptable to both to conduct a second audit. The Parties agree to be bound by the results of the second independent audit. The cost of an audit conducted pursuant to this
Section 5.24(e) shall be


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


borne by Neoprobe if the independent accountant finds no underpayment and by Ethicon if an underpayment is found.

        5.25    ***.

       5.26       ***.

       *** agrees to use its best efforts to provide ***.

       *** shall use its best efforts to provide ***.

       *** at its sole expense, shall use its best efforts to develop and release an ***.

       *** agrees to review all designs *** in accordance to Section 5.15.

        5.27 Should Ethicon develop and sell an instrument or device (a "Competing Ethicon Product") which is a direct clinical replacement of a Product, Ethicon shall agree to provide Neoprobe financial consideration of *** of Net Sales of the Competing Ethicon Product during the term of this Agreement.

          ARTICLE 6 - PRODUCT IMPROVEMENTS AND RESEARCH AND DEVELOPMENT
          -------------------------------------------------------------

        6.1 RESEARCH & DEVELOPMENT PAYMENTS. Ethicon agrees to fund at the end of each calendar quarter during the first three (3) years of the Agreement, a total of one hundred twenty-five thousand dollars ($125,000.00) per calendar quarter for *** listed on Schedule 6.1 hereto, PROVIDED THAT, (a) *** retains the identified research and development personnel or persons in Ethicon's reasonable judgment adequately skilled and trained personnel to fill the job positions listed on Schedule 6.1 ("R&D Personnel") for the entire calendar quarter; (b) the R&D Personnel are *** continued Product support and (c) the R&D Personnel are available to ***. The one hundred twenty-five thousand dollars ($125,000.00) per calendar quarter as stated above shall be prorated in the event that less than *** individuals are available. The four hundred thousand dollars ($400,000.00) paid in consideration for the Standstill and Rights Agreement shall be credited against the research and development payments with any excess promptly returned to Ethicon within ten (10) days if no further research and development payments are to be made pursuant to this Section 6.1. A *** for the R&D Personnel shall be provided to Ethicon prior to the Effective Date.

       6.2 IMPROVED PRODUCT AND *** NEW PRODUCTS. With respect to Improved Products and New Products the research and development ***, once the Parties agree to a Provisional Transfer Price and to a forecast of *** of the Improved Product or *** including a schedule of desired delivery dates for the following six (6) months, the first three (3) months of this forecast shall constitute a binding purchase order for such Improved Product ***, such Improved Product *** shall be added to the Agreement and shall become a Product within the meaning of
 Section 2.15.


        6.3 EXISTING *** R&D PROGRAMS. Within *** days after the Effective Date, *** agrees to review existing *** research and development programs as described in Schedule 6.3 (the "R&D Programs") and in its sole discretion, agree to fund any or none of the R&D Programs in addition to the research and development payments made pursuant to Section 6.1. *** shall have sixty (60) days to make its determination and to inform *** of the result. The Parties agree to negotiate in good faith within *** days from the Effective Date an agreement setting forth: (i) development work plan(s) for the R&D Programs (ii) the transfer pricing for such any products resulting from the funded R&D Programs and (iii) ownership of intellectual property developed under such programs. In no event shall the *** products developed under such R&D programs *** set forth in Schedule

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


5.2.

         6.4 ETHICON IDENTIFIED RESEARCH PROGRAMS. Ethicon may request that Neoprobe conduct certain R&D activities on behalf of Ethicon ("Ethicon Identified R&D"). In the event that Ethicon requests that Neoprobe conduct such Ethicon Identified R&D, Ethicon and Neoprobe shall, in good faith, negotiate an agreement setting forth: a) responsibility for costs associated with such Ethicon Identified R&D; b) ownership of designs, prototypes, or intellectual property; and (c) royalties, if any, payable to Neoprobe on instruments developed under such Ethicon Identified R&D and sold by Ethicon.

         6.5 REPORTS. Upon Ethicon's written request, but no more than once per month, Neoprobe shall promptly provide Ethicon written research and development progress reports and activity reports relating to Products and Improved Products that are identified in the Specifications or Schedule 6.3.


                   ARTICLE 7 - REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

        7.1 EXECUTION AND PERFORMANCE OF AGREEMENT. Neoprobe and Ethicon each represents and warrants to the other that it has full right, power and authority to enter into and perform its respective obligations under this Agreement. Neoprobe and Ethicon each further represents and warrants to the other that the performance of its obligations under this Agreement will not result in a violation or breach of, and will not conflict with or constitute a default under any agreement, contract, commitment or obligation to which such Party or any of its Affiliates is a party or by which it is bound or infringe upon the rights of any third party and that it has not granted and will not grant during the term of this Agreement or any renewal thereof, any conflicting rights, license, consent or privilege with respect to the rights granted herein.

        7.2 INTELLECTUAL PROPERTY. Neoprobe represents and warrants to Ethicon that (a) Neoprobe owns all of the rights, title and interest in and to the Patents, Neoprobe Trademarks, Know-How and all other intellectual property that appear on or are otherwise used in connection with the Products; (b) no academic institution, member of an academic institution, corporation or other entity, or any local, state or federal government holds any property rights through it in any Product; (c) Neoprobe is able to consummate this Agreement in the capacity of a free agent; (d) the manufacture, use and sale of the Products in accordance with the terms of this Agreement does not present any issue of infringement of Neoprobe's or any third party's rights under any issued patent or license; (e) it has no outstanding encumbrances or agreements, whether written, oral or implied, which would be inconsistent with the licenses granted herein; (f) the use of the Neoprobe Trademarks by Ethicon hereunder does not and will not infringe the rights of any third party; and (g) Neoprobe is presently aware of no infringement or dispute by any third party of any Neoprobe Patent or any Neoprobe Trademark.

        7.3 YEAR 2000 COMPLIANCE. Neoprobe hereby represents and warrants to Ethicon that:

         (a) it is able to demonstrate Year 2000 Compliance in full production versions of the Products and all of its services related to its performance hereunder, with accompanying documentation;

         (b) Neoprobe's information systems and other business systems for estimates, performance schedules, orders, confirmations, manufacture and delivery, invoicing, crediting of payments and other business operations are able to accept and properly process input for dates before, on or after January 1, 2000; and

         (c) Neoprobe is now planning and taking action to implement and will continue to implement, in a commercially reasonable manner, any and all measures to continue to perform its obligations under this Agreement with respect to Year 2000 Compliance strictly according to its terms and otherwise to meet the needs of its relationship with Ethicon;


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

         (d) Neoprobe will promptly provide to Ethicon, in response to Ethicon's periodic requests for updates, information concerning its Year 2000 Compliance program to the extent it affects performance of this Agreement and might impair its performance hereunder.

         7.4 Neoprobe expressly represents and warrants that a) it owns all of the right, title and interest in and to the Products listed on Schedule 2.15 as of the Effective Date; b) it is empowered to supply the Products to Ethicon; c) it has no outstanding encumbrances or agreements, contracts, understandings or arrangements of any kind pursuant to which any entity may purchase from Neoprobe, or has the right to sell or market, the Product or any component of such Product except for the Third Party Agreements; e) it is empowered to grant Ethicon licenses of the scope set forth in Articles 12, 13 and 14 below and f) it has the financial capacity to supply the Product to Ethicon in view of the terms and conditions set forth in this Agreement.


             ARTICLE 8 - REGULATORY COMPLIANCE AND QUALITY ASSURANCE
             -------------------------------------------------------


         8.1 INSPECTIONS. Ethicon shall have the right, upon reasonable notice to Neoprobe and during regular business hours, to inspect and audit manufacturing processes and procedures, quality assurance/control processes and procedures, inventory, work-in-process, Quality System Regulations ("QSRs") records in the countries where any Product is marketed, Raw Materials and the facilities being used by Neoprobe (or any third party) for production and storage of Products to assure compliance by Neoprobe (and its suppliers) with
(a) all applicable statutes, laws and regulatory requirements and standards, including, without limitation, QSRs enforced by the United States Food and Drug Administration (the "FDA"), (b) Ethicon Endo-Surgery, Inc. Quality Assurance Requirements, (c) the terms and provisions of this Agreement. To the extent it has the right to do so, Neoprobe agrees to give Ethicon access during normal working hours to such records as are reasonably necessary to enable Ethicon to conduct its audit, including quality control records, test records, Device History Record and Device Master Records. Ethicon's right of access to Neoprobe (or its agent's) Confidential Information shall be restricted to those matters necessary to verify the compliance of Neoprobe (or its agents) with (a) all applicable statutes, laws and regulatory requirements and standards, including, without limitation, QSRs enforced by the FDA, (b) Ethicon Endo-Surgery, Inc. Quality Assurance Requirements, (c) the terms and provisions of this Agreement. Ethicon personnel exercising this right of inspection shall comply with applicable rules and regulations in place at the manufacturing facility when such personnel or representatives are made aware of such rules and regulations.

         8.2 RESULTS OF ETHICON'S AUDIT. Ethicon shall promptly (no more than *** after conclusion of any audit conducted pursuant to Section 8.1) share the results of the audit with Neoprobe. If Ethicon believes that a deficiency exists, it shall inform Neoprobe and Neoprobe shall within *** remedy or cause the remedy of any deficiencies that were noted in such audit, or if any such deficiency can not reasonably be remedied ***, present to Ethicon a written plan to remedy such deficiencies as soon as possible. Failure by Neoprobe to remedy or cause the remedy of a deficiency in the agreed upon time period shall be deemed a material breach of this Agreement; provided however, that if in Neoprobe's reasonable judgement it disagrees with Ethicon's conclusion that a deficiency exists and if the Parties continue to disagree after reasonable discussion, Neoprobe shall have the right to have an independent regulatory expert conduct the same audit as Ethicon. If the independent expert agrees with Neoprobe that no deficiency exists, Ethicon shall bear the cost of such audit. If the independent expert agrees with Ethicon's assessment, Neoprobe shall bear the cost of the independent expert and shall correct all deficiencies as provided in this Section 8.2. Neoprobe acknowledges that the provisions of this Article Eight granting Ethicon certain audit rights shall in no way relieve Neoprobe of any of its obligations under this Agreement, nor shall such provisions require Ethicon to conduct any such audits.

        8.3 510(k) CLEARANCE. Neoprobe represents and warrants that it has obtained 510(k) to the extent


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

it is required to do so clearance from the FDA to manufacture and sell the Products; and that the submissions which Neoprobe made to the FDA were made in good faith and contained accurate and complete data and information regarding the Product as required by applicable laws, rules and regulations. Neoprobe shall maintain for the term of this Agreement or any extension thereof all 510(k) clearances for the Products. Furthermore, Neoprobe shall file, and maintain at its own cost for the Products listed on Schedule 2.15 as of the Effective Date, all appropriate registrations with the FDA and similar regulatory authorities in the United States and in foreign countries which have the authority to approve the sale of the Product for use in humans. Neoprobe shall review all Product changes agreed to pursuant to Section 5.15 for regulatory impact in the United States and other countries where any Product is marketed, and shall provide Ethicon with copies of all regulatory impact review documentation.

        8.4 REGULATORY COMPLIANCE. Neoprobe represents and warrants that all Products sold or delivered to Ethicon during the term of this Agreement or any extension thereof shall be manufactured and delivered in accordance with Regulatory Compliance, and that continually during the term of this Agreement or any extension thereof no Products delivered by Neoprobe to Ethicon will be adulterated or misbranded at the time of delivery within the meaning of the Federal Food, Drug and Cosmetic Act. Neoprobe shall notify Ethicon in accordance with Section 8.8 below after receiving notice of any claim or action by the FDA relating to non-compliance with this Article or any notice with respect to any violation of any applicable laws, rules or regulations. In addition, Neoprobe shall notify Ethicon of any adverse reaction, malfunction, injury or other similar claims with respect to the Products of which it becomes aware in accordance with Section 8.8 below.

        8.5 REGULATORY INSPECTIONS. Neoprobe shall notify Ethicon of any FDA inspection, or any inspection from any other regulatory body, of the facilities for the manufacture of the Products, or any request for information from the FDA or other regulatory body related to the manufacture of the Products, as soon as practically possible after Neoprobe becomes aware of such inspection or such request.

        8.6 RECALLS. Upon mutual consent of the Parties, which consent may not be unreasonably withheld, or in the case of a recall required by an agency with competent jurisdiction, Neoprobe shall be required to institute and fund any recall, field corrective action, or the like in circumstances relating to a breach by Neoprobe of the warranty set forth in Article 11 below or other breach of its representations, warranties, guarantees, covenants or other obligations hereunder. In such circumstances, the actual retrieval of the Products and costs associated with that retrieval shall be undertaken and absorbed by Neoprobe. The Parties shall maintain adequate records concerning traceability of the Products, and shall cooperate with each other in the event that any procedures described in this paragraph are undertaken. In the event of any such recall, Neoprobe shall accept recalled Products and deliver to Ethicon replacement Products at Neoprobe's sole cost and expense.

        8.7 COOPERATION. Because regulatory requirements vary throughout the world, the Parties agree to cooperate with one another to obtain regulatory approvals.

       8.8 ADVERSE EXPERIENCES AND PRODUCT COMPLAINTS. Each Party shall notify the other within three (3) business days of any serious and life-threatening adverse experiences related to the Product of which it becomes aware. Each Party shall notify the other within ten (10) business days of any other adverse experiences related to a Product of which it becomes aware. Neoprobe shall be responsible for all reporting to the FDA and all other regulatory bodies where any Product is marketed. Neoprobe shall provide Ethicon with a copy of the quarterly adverse experience reports for the Products, or any other reportable events, which Neoprobe is required by the Act to submit to the FDA or any other regulatory requirements in countries where any Product is marketed, within three
(3) business days of its submission. Each Party shall notify the other of any serious complaints relating to the Products which it receives within thirty (30) days of becoming aware of such complaint.

        8.9 CORRECTIVE ACTION. In the event any governmental agency having jurisdiction shall request or order, or if Ethicon shall determine to undertake, any corrective action with respect to any Product, including any recall, corrective action or market action, and the cause or basis of such recall or action is attributable to a breach


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

by Neoprobe of any of its warranties, guarantees, representations, obligations or covenants contained herein, then Neoprobe shall be liable, and shall reimburse Ethicon for the reasonable costs of such action including the cost of any Product which is so recalled whether or not any such specific unit of Product shall be established to be in breach of any warranty by Neoprobe hereunder.

        8.10 PROVISION OF INFORMATION. Upon Ethicon's request, Neoprobe shall provide Ethicon with access to the following information at no cost to Ethicon:

                  a) necessary data, descriptions, processes, photographs and statements of claims for safety, efficacy or performance;

                  b) technical data to allow Ethicon to prepare up-to-date customer instruction for the Products;

                  c) the Device Master Records for the Products and the Device History Records for the Products, as defined in 21 Code of Federal Regulations
Section 800, for the Products and components thereof; and

                  d) copies of all U.S. and foreign regulatory submissions, including the 510(k) submission, for the Products.

        8.11 PROVISION OF SUPPORT. Neoprobe shall provide Ethicon with the following support at no cost to Ethicon:

                  a) claim support for any claims, indications, or other representations included in any labeling, inserts, sales literature or customer instruction prepared by Neoprobe relating to the Products (it is understood and agreed that in the event Ethicon reasonably disagrees with any such claims, indications, or other representations, Neoprobe shall modify the same in the manner agreeable to both Parties; and

                  b) prompt review and approval, as appropriate, of all training materials and sales and promotional literature developed by Ethicon relating to the Products (it being understood and agreed that no such review shall relieve Neoprobe of responsibility for the accuracy of such materials).

                  c) Neoprobe agrees to promptly obtain and maintain CE marking for all Products, PROVIDED HOWEVER, it is the obligation of Ethicon, at its expense, to obtain other regulatory approvals necessary for distributors to market the Products in a specific country. Neoprobe agrees to support Ethicon in obtaining such regulatory approvals, including but not limited to, by providing any necessary documentation within Neoprobe's control.

        8.12 LABELING AND SALES LITERATURE. Neoprobe shall be responsible for the appearance, text and regulatory compliance of all Neoprobe originated package labeling used in connection with the Products. Any labeling, inserts, sales literature, or customer instruction prepared by Ethicon relating to the Product is subject to written approval by Neoprobe, which approval shall not be unreasonably withheld (it being understood and agreed that no such review shall relieve Neoprobe of responsibility for the accuracy of such materials).

                           ARTICLE 9 - INDEMNIFICATION
                           ---------------------------

        9.1 INDEMNIFICATION BY NEOPROBE. Neoprobe shall indemnify and hold harmless Ethicon and its Affiliates and their respective officers, directors and employees from and against any and all damages, liabilities, claims, costs, charges, judgments and expenses (including interest, penalties and reasonable attorneys' fees) (collectively "Damages") incurred by such party that (i) arise as the result of Neoprobe's breach of this Agreement or of any obligation, covenant, warranty or representation made to Ethicon under this Agreement; or,
(ii) which result from any claim made against Ethicon in connection with Neoprobe's sale of defective Product; or (iii) which result from the negligent acts or willful malfeasance on the part of Neoprobe or Neoprobe's employees or agents in connection with Neoprobe's registration or other activities or actions in connection with the Product; (iv) which result from Ethicon's use of promotional materials, provided by Neoprobe, so long as Ethicon's use is in accordance with the Agreement; or (v) which result from any claim of patent or trademark infringement made against Ethicon by a third party which arises as a consequence of Ethicon's promotion of the Product.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


        9.2 NEOPROBE INSURANCE. Neoprobe shall obtain and maintain in full force and effect valid and collectible product liability insurance in respect of the Products for death, illness, bodily injury and property damage in an amount not less than *** per occurrence. Such policy shall name Ethicon as an insured or an additional insured thereunder and Neoprobe shall grant like coverage to Ethicon under a standard broad form vendor's endorsement thereto. Neoprobe shall within ten (10) days of the Effective Date provide Ethicon with evidence of this coverage, provided that the existence of such coverage shall in no way limit Neoprobe's liability or obligations hereunder. Such insurance policy shall provide that in the event such insurance coverage should be materially adversely changed or terminated for any reason, the insurer thereunder will give Neoprobe and Ethicon ten (10) days prior notice of such change or termination.

        9.3 INDEMNIFICATION BY ETHICON. Ethicon shall indemnify and hold harmless Neoprobe and its Affiliates and their respective officers, directors and employees from and against any and all Damages incurred by such party which:
(i) arise out of Ethicon's breach of this Agreement or of any obligation, covenant, warranty or representation made to Neoprobe under this Agreement; or,
(ii) result from the negligent acts or willful malfeasance on the part of Ethicon or its employees or agents, in promoting the Product in a manner inconsistent with the Product's labeling.

        9.4 CLAIMS. a) A Party (hereinafter referred to as the "Indemnifying Party") indemnifying another party or parties (hereinafter referred to as the "Indemnified Party"), pursuant to this Agreement, shall indemnify and hold the Indemnified Party harmless against any and all actions, suits, proceedings, demands, claims, assessments, costs, judgments, legal and other expenses incidental to any of the foregoing (hereinafter referred to as a "Claim"). In the event a Claim is made upon the Indemnified Party, the Indemnified Party shall promptly give notice of such Claim to the Indemnifying Party, and shall promptly deliver to such Indemnifying Party all information and written material available to the Indemnified Party relating to such Claim. If such Claim is first made upon the Indemnifying Party, the Indemnifying Party shall promptly give notice of such Claim to the Indemnified Party.

                b) The Indemnified Party will, if notified of the Indemnifying Party's election to do so within fifteen (15) days of the date of notice of a Claim, permit the Indemnifying Party to defend in the name of the Indemnified Party any Claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Indemnified Party to permit the Indemnifying Party to make such defense and obtain an adjudication of such Claim on the merits, including the signing of pleadings and other documents, if necessary; provided that the Indemnifying Party shall defend the Claim with counsel reasonably satisfactory to the Indemnified Party and provide the Indemnified Party with evidence reasonably satisfactory to the Indemnified Party that the Indemnifying Party can satisfy the Claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such Claim under this Agreement, the Indemnifying Party shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome. However, the Indemnifying Party shall not be responsible for any expenses, including attorneys fees and costs, incurred by the Indemnified Party to monitor the defense of the Claim by the Indemnifying Party.

                c) In the event the Indemnifying Party does not accept the defense of such Claim under the terms hereof, the Indemnified Party shall be entitled to conduct such defense and settle or compromise such Claim, and the Indemnifying Party's indemnification obligation under this Agreement shall be absolute, regardless of the outcome of such Claim. The Indemnified Party, at its option, may elect not to permit the Indemnifying Party to control the defense against a Claim. If the Indemnified Party so elects, then the Indemnifying Party shall not be obligated to indemnify the Indemnified Party against any settlements, judgments or other costs or obligations arising thereunder which the Indemnified Party may make or incur relating to such Claim.

                             ARTICLE 10 - COVENANTS
                             ----------------------


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

        10.1 During the term of this Agreement and any extension thereof, Neoprobe shall not enter into any agreements, contracts, understandings or arrangements with any person other than Ethicon relating to the distribution or licensing of the Product or Improved Products during the term of this Agreement or any extension thereof.

        10.2 Within thirty (30) days from the Effective Date, Neoprobe shall place with *** mutually agreed upon by Neoprobe and Ethicon and as described in
Schedule 10.2 hereto, ***.

                              ARTICLE 11 - WARRANTY
                              ---------------------


        11.1 WARRANTY. Neoprobe warrants during the warranty period set forth under Section 11.2 below that all Products delivered to Ethicon under this Agreement shall be manufactured in accordance and conformity with the Specifications and in compliance with this Agreement, and that the Product so delivered shall be of merchantable quality, free from defects in design, construction, materials and workmanship. Neoprobe warrants that it shall comply with all present and future statutes, laws, ordinances and regulations relating to the manufacture, assembly and supply of the Product, including, without limitation, those enforced by the FDA (including compliance with QSRs) and International Standards Organization Rules 9,000 et seq. Ethicon shall be entitled during the warranty period to return to Neoprobe for exchange or full credit at Ethicon's original cost, including incurred freight and insurance costs, any Products returned by a customer of Ethicon for defects in design, construction, materials or workmanship. Any inspection by Ethicon shall not relieve Neoprobe of its obligation to manufacture Products which meet the Specifications and comply with good manufacturing practices.

        11.2 WARRANTY PERIOD. The initial warranty period shall *** whichever is later.

        11.3 WARRANTY PASS-THROUGH. Neoprobe agrees that Ethicon may pass the warranty given to Ethicon under this Section 11.1 above along to Ethicon's customers.

        11.4 ***. As part of Neoprobe's warranty obligation described in Sections 11.1 and 11.2, Neoprobe agrees *** to ***. Neoprobe shall provide Ethicon with a procedure for handling customer returns for servicing and repairing Products covered under the warranty obligations described in Sections
11.1 and 11.2 within *** of the Effective Date.

        11.5 REPLACEMENT PARTS. With respect to Products outside of the warranty periods set forth in Section 11.2 above, Neoprobe shall provide repairs and replacement parts, as appropriate, for devices manufactured by Neoprobe at reasonable rates and prices mutually agreed upon in writing by both Parties.

      ARTICLE 12 - FAILURE TO SUPPLY,CHANGE OF CONTROL OR INSOLVENCY EVENT
      --------------------------------------------------------------------


        12.1 If Neoprobe fails to supply *** of the Products meeting the Specifications on a desired delivery date specified on a binding purchase order under either of the following conditions:

                (a) for any reason other than those set forth under Section 17.6 below, and this failure lasts longer than *** from such desired delivery date; or

                (b) for any reason set forth under Section 17.6 below, and this failure lasts longer than *** from such desired delivery date;


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


then Ethicon shall thereafter have the right to *** terminate this Agreement upon written notice to Neoprobe and to manufacture or have manufactured the Product. Additionally, if a Change of Control occurs followed by a failure to supply lasting longer than *** from the desired delivery date set forth in a binding purchase order, or an Insolvency Event occurs, then *** upon written notice to Neoprobe, Ethicon shall have the right to *** terminate this Agreement upon written notice to Neoprobe

        12.2 In the event that a Change of Control occurs and such controlling or surviving entity is a competitor of Ethicon, then Ethicon shall have the right to *** terminate this Agreement upon written notice to Neoprobe.


          ARTICLE 13 - PATENTS, TRADEMARKS AND CONFIDENTIAL INFORMATION
          -------------------------------------------------------------


       13.1 LICENSE. Ethicon and its Affiliates shall have a fully paid-up worldwide, exclusive license under the Patents to use, sell, offer for sale, import or otherwise dispose of, Products for the term of this Agreement or any extension thereof. Ethicon shall also have a secondary license (the "Secondary License") which includes a worldwide, exclusive, paid-up license under all Patents and Know-How necessary to make, have made, import, use or sell the Products, Improved Products and Ethicon Funded New Products; a license under Neoprobe's regulatory clearances, including Neoprobe's 510(k), to market the Products, Improved Products and Ethicon Funded New Products and an exclusive, irrevocable, sub-licensable, right to continue to use the Neoprobe Trademarks pursuant to the restrictions set forth in Section 13.2. Ethicon's Secondary License shall run for the term of this Agreement and any extension thereof, assuming Ethicon had exercised all rights to extensions thereof. In the event Ethicon exercises its rights under its Secondary License, to make, have made or import the Products, Improved Products and/or Ethicon Funded New Products Neoprobe shall make available to Ethicon all of the information then in Neoprobe's possession or at its free disposal relating to the manufacture of the Products, Improved Products and/or Ethicon Funded New Products. Ethicon hereby agrees not to exercise its rights to make, have made, import, use or sell the Products, Improved Products and Ethicon Funded New Products under its Secondary License, except in the event of a failure to supply meeting the requirements of
Section 12.1 above or a termination of this Agreement by Ethicon pursuant to
Section 14.1, and any such exercise shall be a material breach of the terms of this Agreement.

        13.2 ***. Nothing herein shall be deemed to give one Party, either during the term of this Agreement or thereafter, any right to trademarks or copyrights of the other Party or to their use except that Ethicon shall have the right to use Neoprobe's Trademarks in association with the marketing and sale of the Products during the term of this Agreement, any extension thereof or as provided by Section 13.1 if it chooses to do so *** to the Trademarks.

        13.3 CONFIDENTIAL INFORMATION. All written information designated as confidential and exchanged between Neoprobe and Ethicon while this Agreement is in effect shall be treated as confidential information. Neither Party shall for *** after the date of expiration or termination of this Agreement, use (other than in the performance of its obligations hereunder) or disclose such information to any third party without the prior written approval of the other Party, unless such information has become public knowledge through no fault of the Party receiving such information, or comes to such Party from a third party under no obligation of confidentiality with respect to such information, or was in the possession of such Party prior to the date of disclosure, or is developed by or on behalf of such Party without reliance on confidential information received hereunder, or is requested to be disclosed in compliance with applicable laws or regulations in connection with the sale of the Product, or is otherwise required to be disclosed in compliance with an order by a court or other regulatory body having competent jurisdiction, or is product-related information which is reasonably required to be disclosed in connection with marketing the Products. The obligations imposed by this section shall not limit any rights


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

provided to Ethicon pursuant to Section 12.1 above to manufacture or have manufactured the Product following Neoprobe's failure to supply pursuant to this Agreement; provided that the disclosure of confidential information to a third party (except as may be reasonably required in preliminary discussions with such third party) for the purpose of enabling such Party to manufacture the Products shall be conditioned upon such third party signing a confidentiality agreement prohibiting the disclosure of such information to any other party and limiting the use of such information to the manufacturing of the Products.


                            ARTICLE 14 - TERMINATION
                            ------------------------


        14.1 This Agreement may be terminated by either Party in the event the other materially fails to perform or otherwise materially breaches any of its obligations under this Agreement (other than pursuant to Article 12) by giving written notice of its intent to terminate and stating the grounds for termination. The Party receiving the notice shall *** from the date of receipt of the notice to cure the failure or breach. In the event it is cured, the notice shall be of no effect. In the event it is not cured, this Agreement then shall, without more, terminate at the end of such *** period. If the failure to perform or other breach is due to circumstances covered under Section 17.6 below, then this subsection shall not apply until such circumstances have ceased.

        14.2 For purposes of Section 14.1 a breach by Neoprobe of its obligations, covenants, representations or warranties under Section 3.2 and 3.3 shall be deemed to be a material failure to perform and a material breach of its obligations under this Agreement. If Ethicon exercises its rights to terminate this Agreement under Section 14.1, Neoprobe grants Ethicon an exclusive paid-up worldwide license under the Patents to make, have made, use, sell, offer for sale, import or otherwise dispose of, the Products, rights under Neoprobe's regulatory clearances, including 510(k), to market the Products, and rights to all Know-How necessary to make, have made, use, sell, offer for sale, import or otherwise dispose of, the Products, such license and rights shall run for the term of this Agreement and any extension thereof, assuming Ethicon had exercised all rights to extensions thereof. Ethicon further shall have the exclusive right to continue to use the Neoprobe Trademarks pursuant to the restrictions set forth in Section 13.2. In the event Ethicon exercises its right to terminate this Agreement under Section 14.1, Neoprobe shall make available to Ethicon all of the information then in Neoprobe's possession or at its free disposal relating to the manufacture of the Products.

        14.3 Ethicon may terminate this Agreement upon *** written notice if Ethicon discovers a patent of a third party which arguably covers in whole or in part any aspect of the Product and the infringement is not cured within such *** period in a manner which is satisfactory in Ethicon's sole discretion.

        14.4 Following the effective date of termination of this Agreement, Ethicon shall have the right and option to either (i) continue to sell Products in the Territory on an exclusive worldwide basis for a period of ***, or (ii) on written notice to Neoprobe, sell to Neoprobe and have Neoprobe buy, within *** after request, all of the Products in the Ethicon's stock which were received by Ethicon *** of less prior to the effective date of the effective date of termination which are in good condition. Such Products shall be repurchased at the most recent landed cost for such Products in effect hereunder prior to termination of this Agreement, and will be shipped to the designation selected by the Neoprobe, freight collect. Outdated, used or damaged Products shall either be made available to Neoprobe for destruction by Neoprobe at their then current location, or shipped to Neoprobe, freight collect, as determined by Neoprobe.

        14.5 Termination of this Agreement for any reason shall not affect rights and obligations of the Parties accrued through the effective date of termination, including without limitation indemnification provisions relating to the Product manufactured or distributed during the term of this Agreement or any extension thereof.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2



                       ARTICLE 15 - RESOLUTION OF DISPUTES
                       -----------------------------------

        15.1 Any dispute, claim or controversy arising from or related in any way to this agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this agreement by fraud or otherwise, will be submitted for resolution to arbitration pursuant to the commercial arbitration rules then pertaining of the CPR Institute for Dispute Resolution, or successor ("CPR"), except where those rules conflict with these provisions, in which case these provisions control.
The arbitration will be held in Cincinnati, Ohio.

         15.2 The panel shall consist of three (3) arbitrators chosen from the CPR Panels of Distinguished Neutrals (or, by agreement from another provider of arbitrators) each of whom is a lawyer with at least fifteen (15) years experience with a law firm or corporate law department of over twenty-five (25) lawyers or was a judge of a court of general jurisdiction. In the event the aggregate damages sought by the claimant are stated to be less than $5 million, and the aggregate damages sought by the counterclaimant are stated to be less than $5 million, and neither side seeks equitable relief, then a single arbitrator shall be chosen, having the same qualifications and experience specified above. Each arbitrator shall be neutral, independent, disinterested, impartial and shall abide by The Code of Ethics for Arbitrators in Commercial Disputes approved by the AAA. There shall be no EX PARTE communications with an arbitrator either before or during the arbitration, relating to the dispute or the issues involved in the dispute or the arbitrator's views on any such issues.

        15.3 The Parties agree to cooperate (a) to obtain selection of the arbitrator(s) within forty-five (45) days of initiation of the arbitration, including jointly interviewing the final candidates, (b) to meet with the arbitrator(s) within forty-five (45) days of selection and (c) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine (9) months after selection of the arbitrator(s) and in the award being rendered within sixty (60) days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within thirty (30) days after the conclusion of the hearings. In the event no such agreement is reached, (a) the CPR will select arbitrator(s), allowing appropriate strikes for reasons of conflict or other cause and three (3) peremptory challenges for each side, and permitting the Parties, prior to exercising their final peremptory challenge, jointly to interview each of the top three (3) final candidates (for no more than one (1) hour each) if a single arbitrator is being selected or the top five (5) finalists if a panel of three
(3) is being selected, (b) the arbitrator(s) shall set a date for the hearing in accord with the above schedule, commit to the rendering of the award within sixty (60) days of the conclusion of the evidence at the hearing, or of any post-hearing briefing (which briefing will be completed by both sides in no more than thirty (30) days after the conclusion of the hearings), and (c) the arbitrator(s) shall provide for discovery according to these time limits, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the time limits specified herein may be met without difficulty. In no event will the arbitrator(s), absent agreement of the parties, allow more than a total of ten (10) days for the hearing or permit either side to obtain more than a total of forty (40) hours of deposition testimony from all witnesses, including both fact and expert witnesses, or serve more than twenty
(20) individual requests for documents, including subparts, or twenty (20) individual requests for admission or interrogatories, including subparts. Multiple hearing days will be scheduled consecutively to the greatest extent possible.

        15.4 The arbitrator(s) must render their award by application of the substantive law of the State of Ohio and are not free to apply "amiable compositeur" or their own or another's view of "natural justice and equity." The arbitrator(s) shall render an opinion setting forth findings of fact and conclusions of law with the reasons therefor stated. A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either party. The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

by reason of such ruling on evidence.

        15.5 To the extent possible, the arbitration hearings and award will be maintained in confidence.

        15.6 The United States District Court for the Southern District of Ohio, Western Division at Cincinnati, may enter judgment upon any award. In the event the panel's award exceeds $5 million in monetary damages or includes or consists of equitable relief, or rejects a claim in excess of that amount or for that relief, then the court shall vacate, modify or correct any award (including remanding to the arbitrators for further proceedings) where the arbitrators' findings of fact are clearly erroneous, and/or where the arbitrators' conclusions of law are erroneous; in other words, the court will undertake the same review as if it were a federal appellate court reviewing a district court's findings of fact and conclusions of law rendered after a bench trial. An award for less than $5 million in damages and not including equitable relief or which neither rejects a claim in excess of that amount or for that relief, may be vacated, modified or corrected only pursuant to the Federal Arbitration Act. The Parties consent to the jurisdiction of the above-specified Court for the enforcement of these provisions, the review specified herein, and the entry of judgment on any award. In the event such Court lacks jurisdiction, then any court having jurisdiction of this matter may enter judgment upon any award and provide the same relief, and undertake the same review, as specified herein.

        15.7 In the event the expanded judicial review provided for under
Section 15.6 above is not available from the court as a matter of law, the party unable to obtain such review may instead obtain review of the arbitrators' award or decision by a single appellate arbitrator (the "Appeal Arbitrator") selected from the CPR list of distinguished neutrals and pursuant to then current CPR selection procedures. No Appeal Arbitrator shall be selected unless he or she can commit to rendering a decision within forty-five (45) days following oral argument as provided in this Section. Any such review must be initiated with the CPR within thirty (30) days following the date the district court declines the expanded review specified in Section 15.6 above. In the event timely review is sought, the Appeal Arbitrator will make the same review of the arbitration panel's ruling and its bases that the Court of Appeals of the federal circuit where the arbitration hearings are held would make of findings of fact and conclusions of law rendered by a district court after a bench trial and then modify, vacate or affirm the arbitration panel's award or decision accordingly. The Appeal Arbitrator will consider only the arbitration panel's findings of fact and conclusions of law, pertinent portions of the hearing transcript and evidentiary record as submitted by the parties, opening and reply briefs of the party pursuing the review, and the answering brief of the opposing party, plus a total of no more than four (4) hours of oral argument evenly divided between the parties. The party seeking review must submit its opening brief and any reply brief within seventy-five (75) and one hundred twenty (120) days, respectively, following the date the court declines the expanded review specified in Section 15.6; whereas, the opposing Party must submit its responsive brief within one hundred ten (110) days of that date. Oral argument shall take place within five
(5) months after the district court declines the expanded review specified in
Section 15.6, and the Appeal Arbitrator shall render a decision within forty-five (45) days following oral argument.

        15.8 Each party has the right before or, if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the STATUS QUO, or preserve the subject matter of the arbitration.

        15.9  EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

        15.10 EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE OR EXEMPLARY, CONSEQUENTIAL DAMAGES FROM THE OTHER.

        15.11 EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS' FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


        15.12 Any dispute, controversy or claim arising out of or related to this agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, which claim would, but for this provision, be submitted to arbitration shall, before submission to arbitration, first be mediated through non-binding mediation in accordance with the Model Procedures for the Mediation of Business Disputes promulgated by the CPR then in effect, except where those rules conflict with these provisions, in which case these provisions control. The mediation will be held in Cincinnati, Ohio and shall be attended by a senior executive with authority to resolve the dispute from each of the operating companies that are parties.

        15.13 The mediator shall be neutral, independent, disinterested and shall be selected from a professional mediation firm such as ADR Associates or JAMS/ENDISPUTE or CPR.

        15.14 The Parties shall promptly confer in an effort to select a mediator by mutual agreement. In the absence of such an agreement within fifteen
(15) days of initiation of the mediation, the mediator shall be selected by CPR from a list generated by CPR with each Party having the right to exercise challenges for cause and two (2) peremptory challenges within seventy-two (72) hours of receiving the CPR list.

        15.15 The mediator shall confer with the Parties to design procedures to conclude the mediation within no more than forty-five (45) days after initiation. Under no circumstances shall the commencement of arbitration under
Section 15.1 above be delayed more than forty-five (45) days by the mediation process specified herein.

        15.16 Each Party agrees not to use the period or pendancy of the mediation to disadvantage the other Party procedurally or otherwise. No statements made by either side during the mediation may be used by the other or referred to during any subsequent arbitration.

        15.17 Each Party has the right to pursue provisional relief from any court, such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the STATUS QUO, or preserve the subject matter of the arbitration, even though mediation has not been commenced or completed.


                             ARTICLE 16 - DISCLAIMER
                             -----------------------

                 ***. Furthermore, all business decisions, including without limitation, sale, price and promotion of the Product marketed under this Agreement and the decision whether to sell the Product shall be within the sole discretion of ***. Neoprobe realizes that Ethicon (and its Affiliates) already sells a complete line of diagnostic and surgical devices and *** under this Agreement.


                           ARTICLE 17 - MISCELLANEOUS
                           --------------------------

        17.1 ***

        17.2 TRANSFER AND ASSIGNMENT. Neither Party shall transfer or assign this Agreement, in whole or in part, without the prior written consent of the other Party (which shall not be unreasonably withheld); except that Ethicon may, without such consent, assign this Agreement to an Affiliate or with the sale of substantially all of


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

the assets of the business to which the Products relate.

        17.3 COMMUNICATIONS. All communications, purchase orders, invoices, payments and notices required or called for under this Agreement shall be in writing, shall be transmitted by facsimile or first class mail, postage prepaid, and shall be deemed delivered upon confirmed receipt if by facsimile or mailing to the address below or to such other address as either Party may give to the other in writing:

                  If to Ethicon:

                  Ethicon Endo-Surgery, Inc.
                  4545 Creek Road
                  Cincinnati, Ohio 45242
                  Attn: President
                  facsimile: (513) 483-8945

                  If to Neoprobe:

                  Neoprobe Corporation
                  425 Metro Place North, Suite 300
                  Dublin, Ohio 43017
                  Attn: President
                  facsimile: (614) 793-7522

        17.4 RELATIONSHIP OF PARTIES The Parties hereto are entering into this Agreement as independent contractors, and nothing herein is intended or shall be construed to create between the Parties a relationship of principal and agent, partners, joint venturers or employer and employee. Neither Party shall hold itself out to others or seek to bind or commit the other Party in any manner inconsistent with the foregoing provisions of this Article 17.

        17.5 NO WAIVER. The failure of either Party to enforce at any time for any period the provisions of this Agreement shall not be construed to be a waiver of such provisions or of the right of such Party thereafter to enforce each such provision.

        17.6 MAJOR FORCES. Subject to Ethicon's rights set forth in Article 12 above, neither Party shall be responsible for and the terms of this Agreement shall be inapplicable to any defaults or delays which are due to unforeseen causes beyond the Parties' control including, but without limitation, acts of God or public enemy, acts or other order of a government, particularly full market approval by the United States Food and Drug Administration and any foreign government equivalent approval, fire, flood or other natural disasters, embargoes, accidents, explosions, strikes or other labor disturbances (regardless of the reasonableness of the demands of labor), shortage of fuel, power or raw materials, inability to obtain or delays of transportation facilities, incidents of war, or other unforeseen events causing the inability of a Party, acting in good faith with due diligence, to perform its obligations under this Agreement.

        17.7 PUBLICITY. With respect to any other publicity, neither Party shall originate any such publicity, news release or public announcement, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement or any of its terms, to any amendment or performances under the Agreement, save only such announcements as in the opinion of counsel for the Party making such announcement is required by law to be made. If a Party decides to make an additional announcement required by law under this Agreement, it will give the other Party thirty (30) days advance written notice, or any shorter notice period otherwise required by law, of the text of the announcement so that the other Party will have an opportunity to comment upon the announcement.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


        17.8 BANKRUPTCY All licenses granted under or pursuant to this Agreement, by Neoprobe to Ethicon are for all purposes of Section 365(n) of the Bankruptcy Code, licenses to "intellectual property" as defined in the Bankruptcy Code. The Parties agree that Ethicon, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Neoprobe agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such licensed intellectual property. If a case is commenced by or against Neoprobe under the Bankruptcy Code, then, unless and until this Agreement is rejected as provided in the Bankruptcy Code, Neoprobe (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Bankruptcy Code trustee) shall either perform all of the obligations provided in this Agreement to be performed by Neoprobe or provide to Ethicon all such intellectual property (including all embodiments thereof) held by Neoprobe and such successors and assigns, as Ethicon may elect in a written request, immediately upon such request. If a Bankruptcy Code case is commenced by or against Neoprobe, this Agreement is rejected as provided in the Bankruptcy Code and Ethicon elects to retain its rights hereunder as provided in the Bankruptcy Code, then Neoprobe (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Bankruptcy Code trustee) shall provide to Ethicon all such intellectual property (including all embodiments thereof) held by Neoprobe and such successors and assigns immediately upon Ethicon's written request therefor. All rights, powers and remedies of Ethicon provided under this Article are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy
Code) in the event of any such commencement of a bankruptcy proceeding by or against Neoprobe. Ethicon, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including the Bankruptcy Code) in such event.

        17.9 ENTIRE AGREEMENT. The Parties have, in this Agreement, incorporated all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement and, except as provided herein, the Parties make no covenants or other commitments to the other concerning their future actions. Accordingly, this Agreement

                         (a) constitutes the entire agreement and understanding
between the Parties, and there are no promises, representations, conditions, provisions or terms relating to it other than as set forth in this Agreement, and

                         (b) supersedes all previous understandings, agreements
and representations between the Parties, written or oral, relating to the subject matter of this Agreement. This Agreement may be altered or amended only upon mutual written consent.

       17.10 SURVIVAL OF CERTAIN PROVISIONS. The provisions of this Agreement set forth in Sections 3.2, 5.22, 10.2, 13.3, 14.3, 14.4, 17.7 and 17.14 and
Articles 7, 8, 9, 11, 12 and 15 any remedies for the breach thereof, shall survive the termination of this Agreement under the terms hereof.

        17.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.12 EXPENSES. Each party shall pay all of its own fees and expenses (including all legal, accounting and other advisory fees) incurred in connection with the negotiation and execution of this Agreement and the arrangements contemplated hereby.

        17.13 MODIFICATIONS AND AMENDMENTS. This Agreement shall not be modified or otherwise amended except pursuant to an instrument in writing executed and delivered by each of the parties hereto.

        17.14 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

        17.15 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio, without giving effect to the choice of laws provisions thereof.

        17.16 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


        The Parties agree to the terms of this Agreement, as indicated by the signatures of their respective corporate officers, duly authorized as of the last date of signature below.

NEOPROBE CORPORATION                         ETHICON ENDO-SURGERY, INC.


By:   /s/   David Bupp                       By:   /s/   Alastair Clemon

Name:    David Bupp                          Name:    Alastair Clemon
Title:   President, CEO                      Title:   V.P. Business Development

Date:    Sept. 28, 1999                      Date:    Sept. 28, 1999


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Appendix A        Patent, Computer Software, and Mask Work License Agreement

                                   APPENDIX A

           PATENT, COMPUTER SOFTWARE, AND MASK WORK LICENSE AGREEMENT

         This is an agreement (hereinafter referred to as "Agreement") dated and effective as of September, 28, 1999 ("Effective Date"), by and between the following parties:
         a) Ethicon Endo-Surgery, Inc., a corporation organized under the laws of the State of Ohio, having its principal office at 4545 Creek Road, Cincinnati, Ohio 45242 ("Ethicon"); and
         b) Neoprobe Corporation, a corporation having its principal office at 425 Metro Place North, Suite 300, Dublin, Ohio ("Licensor").


                             ARTICLE 1 - BACKGROUND
                             ----------------------

         1.1 Licensor has represented to Ethicon that it owns issued U.S. and foreign patents, copyrighted computer software, mask works, and pending U.S. and foreign patent applications, covering instruments for radiation detection.

         1.2 Ethicon desires to obtain an exclusive license from the Licensor under such patents and equivalent pending patent applications. Ethicon further desires to obtain an exclusive license from the Licensor for such copyrighted software and mask works.

         1.3 Licensor is willing to grant such a license to Ethicon upon the terms and conditions set forth below.

         1.4 Ethicon and Licensor have entered into a Distribution Agreement dated September 28, 1999 to which this Patent, Computer Software, and Mask Work License Agreement is attached as Appendix A ("Distribution Agreement") whereby Licensor has granted Ethicon exclusive rights to distribute Licensor's gamma radiation detection products.

         Therefore, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:


                             ARTICLE 2 - DEFINITIONS
                             -----------------------

         The following terms, when used with initial capital letters, shall have the meanings set forth below, terms set forth herein in capital letters and not defined below shall have the meanings set forth in the Distribution Agreement.

         2.1 "Licensed Product" is any instrument, or other product developed by or for Ethicon, which, but for the licenses granted under this Agreement, would infringe at least one Valid Claim of the Licensed Patents in the country in which any Licensed Product is made, used or sold or which uses any Know How, Licensed Software or Licensed Mask Works.

         2.2 "Licensed Patents" are the U.S. Patent applications and U.S. Patents listed in Schedule 2.11 of the Distribution Agreement as well as any counterpart patent applications and any patents subsequently issuing from such applications. Licensed Patents shall also include any other counterparts of the above worldwide, as well as all continuations, continuations-in-part, divisions, renewals, reissues, reexaminations, extensions, and patents of addition and patents of importation. Furthermore, Licensed Patents shall also include each patent which Licensor owns or is empowered to grant a license to Ethicon prior to or during the term of this Agreement, the practice of which is reasonably necessary for Ethicon to make, have made, use, sell, offer for sale, import or otherwise dispose of a Licensed Product.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

         2.3 "Licensed Software" shall mean any copyrightable computer software (both source code and object code) used in connection with the Licensed Products.

         2.4 "Licensed Mask Work" shall mean any "mask work," as defined in
Section 901 of the U.S. Copyright Act, used in connection with the Licensed Products.

         2.5 "Derivative Work" shall mean a work that is based upon one or more pre-existing works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such pre-existing works may be recast, transformed, or adapted and that, if prepared without authorization of the owner of the copyright in such pre-existing work would constitute a copyright infringement. For purposes hereof, a "Derivative Work" shall also include any compilation that incorporates such a pre-existing work.

         2.6 "Valid Claim" is a bona fide, unexpired issued claim in the Licensed Patents which has not been held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid by the Licensor or his successors or assigns through reissue or disclaimer.

         2.7 "Net Sales" is the revenue which Ethicon or its Affiliates actually collect from the sale of the Licensed Product to an unaffiliated third party, less the following amounts: (i) discounts, including cash discounts, or rebates actually allowed or granted, (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return, (iii) freight charges paid for delivery, and (iv) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or the billed party.

                                ARTICLE 3 - TERM
                                ----------------

         Unless otherwise terminated in accordance with the provisions of
Article 10 herein, the term of this Agreement shall be from the Effective Date until the date upon which the last of the Licensed Patents expires.

                      ARTICLE 4 - LICENSE GRANT AND RELEASE
                      -------------------------------------

         4.1 In addition to the rights and licenses granted to Ethicon under the Distribution Agreement and subject to the terms and conditions of this Agreement, Licensor grants Ethicon the following licenses:

         (a) a non-exclusive, worldwide, fully paid-up license under the Licensed Patents and Know How to make, have made, use, sell, offer for sale, import or otherwise dispose of, the Licensed Product;

         (b) a non-exclusive, worldwide, fully paid-up license under the Licensed Software to make, display, have made, make derivative works from, use, sell, offer for sale, import, or otherwise dispose of the Licensed Product; and

         (c) a non-exclusive, worldwide, fully paid-up license under the Licensed Mask Works to make, have made, use, sell, offer for sale, import or otherwise dispose of, and reproduce the Mask Work by optical, electronic or any other means in, the Licensed Product.

         4.2 In the event that the Distribution Agreement is terminated by Licensor in accordance with the provisions of Article 14.1 of the Distribution Agreement, Ethicon's Licenses under Article 4.1 above shall remain in effect, however, Ethicon shall thereafter be required to pay Licensor a royalty of *** of Licensed Products where, but for the licenses granted under this Agreement, such Licensed Product would infringe at least one Valid Claim of the Licensed Patents in the country in which any Licensed Product is made, used or sold. No multiple earned royalties shall be payable because the Licensed Product is covered by more than one of the Licensed Patents. If Ethicon takes a third party license to a patent which covers a Licensed Product, ***.

         4.3 Ethicon shall have the right to extend the licenses granted herein to any of its Affiliates, upon the terms and conditions of this Agreement, provided Ethicon agrees in writing to be responsible for the performance by such Affiliates of all of Ethicon's obligations hereunder.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

         4.4 Licensor forever releases and discharges Ethicon and its Affiliates, directors, officers, employees, suppliers and customers (the "Released Parties") from and against all claims, liabilities, damages and other expenses whatsoever relating to the manufacture, use, sale, offer for sale or importation of the Licensed Product by or on behalf of the Released Parties prior to the Effective Date.

         4.5 Any Derivative Work created by or for Ethicon based upon the Licensed Software or Licensed Mask Work shall be the *** property of Ethicon, and with respect to the Licensed Software or Licensed Mask Work upon which this Derivative Work is based, Ethicon's license granted under 4.1 (b) or (c) shall be perpetual and fully paid-up.

                              ARTICLE 5 - PAYMENTS
                              --------------------

         5.1 NON-REFUNDABLE UPFRONT PAYMENT In full consideration for the execution of this Agreement, and for the exclusive license and release granted to Ethicon under Article 4 herein, Ethicon shall pay Licensor the non-refundable sum of four million dollars ($4,000,000.00) within three (3) business days of the Effective Date.

         5.2 ROYALTY PAYMENTS Except as specifically set forth herein, Ethicon shall not have any royalty obligations during the term of this Agreement.

         5.3 UPFRONT PAYMENT AS ADEQUATE CONSIDERATION Except as specifically set forth in the Distribution Agreement, Licensor shall consider the upfront payment set forth in Article 5.1 above as complete satisfaction of any duty, whether express or implied, which could be imposed upon Ethicon to commercially exploit its rights during the term of this Agreement, and is accepted by Licensor in lieu of any best efforts or other obligation on the part of Ethicon.

                              ARTICLE 6 - RESERVED
                              --------------------

                             ARTICLE 7 - ENFORCEMENT
                             -----------------------

The parties acknowledge that it is of the utmost importance to Ethicon to ensure that infringement of the Licensed Patents is prevented. Accordingly, each party shall promptly notify the other party in writing of any infringement by third parties relating to the Licensed Patents. If within ninety (90) days of such notice Licensor has not entered into a royalty-bearing license agreement with such third party under the Licensed Patents or such third party continues its infringing activity, then Licensor shall thereafter promptly initiate and diligently pursue legal proceedings against such third party to protect the Licensed Patents, provided that Licensor shall not be obligated to initiate separate litigation against more than one infringer at any one time. Should Licensor fail to take prompt legal action or diligently pursue legal proceedings, then Ethicon shall be relieved of its obligation to make the earned royalty payments set forth in Article 4.2 above until such time as either Licensor enters into a royalty-bearing license agreement with such third party under the Licensed Patents or such third party discontinues its infringing activity.

                 ARTICLE 8 - PATENT PROSECUTION AND MAINTENANCE
                 ----------------------------------------------

         8.1 Licensor is solely responsible for the continued prosecution of any pending patent applications included in the Licensed Patents, as well as the prosecution of patent applications subsequently filed pursuant to Article 8.2 below. Licensor shall also be solely responsible for the issuance of such applications after allowance.

         8.2 Licensor shall pay all government fees in any given country required to maintain the Licensed Patents, including official taxes, annuities and maintenance fees. Any decision to pay any such taxes, annuities or maintenance fees shall be in the sole discretion of Licensor and Licensor may, at any time, after providing written notice to Licensee, drop prosecution or maintenance of any Licensed Patent.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

                   ARTICLE 9 - WARRANTIES AND REPRESENTATIONS
                   ------------------------------------------

        9.1 Licensor expressly warrants and represents that a) it owns all of the right, title and interest in and to the Licensed Patents, Licensed Software, and Licensed Mask Works; b) it is empowered to grant the licenses and release granted herein; c) it has no outstanding encumbrances or agreements, including any agreements with academic institutions, universities, or third party employers, whether written, oral or implied, which would be inconsistent with the licenses and release granted herein; d) the Licensed Patents are the only patents or pending patent applications related to any instrument for radiation detection which the Licensor currently owns or otherwise have the right to grant licenses therein, whether domestic or foreign; and e) it is unaware of any information which would raise a substantial question of the validity of any of the Licensed Patents, Licensed Software, or Licensed Mask Works.

        9.2 Licensor shall indemnify and hold Ethicon harmless from all liabilities, demands, damages, expenses and losses upon the breach of any of the warranties and representations set forth in Article 9.1 above. In the event of any breach of the warranties and representations set forth in Article 9.1 above, Licensee shall be entitled to recover all payments made to Licensor under article 5.1 above.

                            ARTICLE 10 - TERMINATION
                            ------------------------

         10.1 Ethicon may terminate either this Agreement in full or a portion of its exclusive license in any given country at any time during the term of this Agreement upon four (4) months written notice to Licensor, and such termination shall become effective at the end of the four (4) month notice period.

         10.2 Either party may terminate this Agreement upon *** written notice for any material breach or default of the other party. Such termination shall (subject to the provisions of Article 11 below) become effective at the end of the *** period unless during such period the party in breach or default cures such breach or default.

                       ARTICLE 11 - RESOLUTION OF DISPUTES
                       -----------------------------------

         11.1 Any dispute, claim or controversy arising from or related in any way to this agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this agreement by fraud or otherwise, shall be settled in accordance with the provisions of Article 15 of the Distribution Agreement.

         11.2 From the date one party notifies the other it wishes to commence an arbitration proceeding until such time as the matter has been finally settled by arbitration, the running of the time period set forth in Article 10.1 above, as to which a party must cure a breach, shall be suspended as to the subject matter of the dispute.

                           ARTICLE 12 - MISCELLANEOUS
                           --------------------------

         12.1 BUSINESS DECISIONS Subject to the provisions of the Distribution Agreement, all business decisions, including without limitation the design, manufacture, sale, price and promotion of the Licensed Product shall be within the sole discretion of ***.

         12.2 CONFIDENTIALITY AND PUBLICITY Neither party shall disclose the financial terms of this Agreement to an unaffiliated third party, except for legal, financial, accounting or other similar advisors who agree to keep the financial terms of this Agreement confidential, without the prior written approval of the other party. Furthermore, neither party will originate any publicity, news release, or other public announcement, written or oral, whether to the public press, to stockholders, or otherwise, relating to this Agreement, to any amendment hereto or to performance hereunder or the existence of an arrangement

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

between the parties without the prior written approval of the other party.

         12.3 NOTICES All notices hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, one day after delivery to a nationally recognized overnight delivery service, charges prepaid, three days after sent by registered or certified mail, postage prepaid, or when receipt is confirmed if by, facsimile or other telegraphic means:

         In the case of Licensor:
                  Neoprobe Corporation
                  425 Metro Place North, Suite 300
                  Dublin, Ohio  43017
                  Attn: President
                  Facsimile: (614) 793-7522

         In the case of Ethicon:

                  Ethicon Endo-Surgery, Inc.
                  4545 Creek Road
                  Cincinnati, Ohio  45242
                  Attn: President
                  Facsimile: (513) 483-8945

         With a copy to:

                  Chief Patent Counsel
                  Johnson & Johnson
                  One Johnson & Johnson Plaza
                  New Brunswick, New Jersey  08933

         Such addresses may be altered by written notice given in accordance with this Article 12.3.

         12.4 ASSIGNMENT Ethicon may assign this Agreement or any rights and obligations contemplated herein to an Affiliate of Ethicon or to a company acquiring substantially all of the assets of Ethicon to which this Agreement relates, without the consent of Licensor, upon giving written notice thereof to Licensor. In all other instances, neither Ethicon nor Licensor shall assign this Agreement or any rights granted hereunder without the prior written consent of the other party. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the respective parties hereto and their successors and assigns.

         12.5 FORCE MAJEURE Any delays in or failures of performance by either party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to: acts of God; acts, regulations or laws of any government; strikes or other concerted acts of workers; fires; floods; explosions; riots; wars; rebellions; and sabotage; and any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence.

         12.6 LICENSOR BANKRUPTCY Notwithstanding anything to the contrary in the Distribution Agreement, all rights and licenses granted under or pursuant to this Agreement by Licensor to Ethicon are, for all purposes of Section 365(n) of Title 11, U.S. Code (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined in the Bankruptcy Code. The parties agree that Ethicon, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Licensor agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such licensed intellectual property.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

If a case is commenced by or against Licensor under the Bankruptcy Code, then, unless and until this Agreement is rejected as provided in the Bankruptcy Code, Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Bankruptcy Code trustee) shall either perform all of the obligations provided in this Agreement to be performed by Licensor or provide to Ethicon all such intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns, as Ethicon may elect in a written request, immediately upon such request. If a Bankruptcy Code case is commenced by or against Licensor, this Agreement is rejected as provided in the Bankruptcy Code and Ethicon elects to retain its rights hereunder as provided in the Bankruptcy Code, then Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Bankruptcy Code trustee) shall provide to Ethicon all such intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns immediately upon Ethicon's written request therefor. All rights, powers and remedies of Ethicon provided under this Article are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Code) in the event of any such commencement of a bankruptcy proceeding by or against Licensor. Ethicon, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including the Bankruptcy
Code) in such event.

         12.7 RELATIONSHIP OF PARTIES The parties hereto are entering into this Agreement as independent contractors, and nothing herein is intended or shall be construed to create between the parties a relationship of principal and agent, partners, joint venturers or employer and employee. Neither party shall hold itself out to others or seek to bind or commit the other party in any manner inconsistent with the foregoing provisions of this Article.

         12.8 INTEGRATION It is the mutual desire and intent of the parties to provide certainty as to their future rights and remedies against each other by defining the extent of their mutual undertakings as provided herein. The parties have in this Agreement incorporated all representations, warranties, covenants, commitments and understandings on which they have relied in entering into this Agreement and, except as provided for herein and in the Distribution Agreement, neither party has made any covenant or other commitment to the other concerning its future action. Except where specifically set forth herein, in the event of any conflict between the terms of this Agreement and the Distribution Agreement, the terms of the Distribution Agreement shall control. Accordingly, except as expressly set forth herein, this Agreement constitutes the entire agreement and understanding between the parties with respect to the matters contained herein, and there are no prior oral or written promises, representations, conditions, provisions or terms related thereto other than those set forth in this Agreement. The parties may from time to time during the term of this Agreement modify any of its provisions by mutual agreement in writing.

         12.9 HEADINGS The inclusion of headings in this Agreement is for convenience only and shall not affect the construction or interpretation hereof.

         This Agreement is signed on the dates set forth below by duly authorized representatives of Ethicon and the Licensor, respectively.

Licensor                                    Ethicon Endo-Surgery, Inc.


By:      /s/   David Bupp                   By:      /s/   Alastair Clemon
         President, CEO


Date:    Sept. 28, 1999                     Date:    Sept. 28, 1999




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 2.11     Patents and Patent Applications

NEOPROBE PATENTS
PATENT NUMBER SERIAL NUMBER FILING DATE  PATENT TITLE

***             ***           ***             ***




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 2.15   Products



NEOPROBE MODEL #                 DESCRIPTION           NEOPROBE MODEL #                 DESCRIPTION
     ***                           ***                     ***                             ***




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

                                                                   Schedule 2.19

Trademarks

                                                                   SCHEDULE 2.19


                      NEOPROBE TRADEMARKS & TRADE NAMES (1)




                                       U.S. REGISTRATION #            OUS REGISTRATION #
Audible Tone Sequence                  ***
Neoprobe                               ***                            ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
                                                                      ***                         ***
Neoprobe and Design                    ***   ***
Blue Tip                               ***
NE02000                                ***
***                                    ***
***                                    ***



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2


Schedule 3.2      Third Party Agreements

                                  SCHEDULE 3.2

                DATE OF DELIVERY OF EXCLUSIVE DISTRIBUTION RIGHTS


PARTY                            TERRITORY                            DATE*
***                              ***                                  ***

***



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 5.2 Transfer Pricing for Products

                                  SCHEDULE 5.2

                                TRANSFER PRICING
                                ----------------
I.   SALEABLE PRODUCT

     A. The following schedule shall be used, in conjunction with paragraph I.B., to determine the applicable per unit Transfer Price for all Products meeting the Specifications.


Commercial            Product description(2)  Provisional Transfer     Floor                Actual Transfer
Year                                          Price(4)                 Price(6)             Price
Initial Period(1)     ***                     ***                      ***                  ***
                      All other Products      ***                      ***
                      *** Products            ***                      ***                  ***
Year ***              ***                     ***                      ***                  *** during ***
                      ***                                              ***
                      *** Products            ***                      ***                  ***
Years ***             ***                     ***                      ***                  ***

                      ***                     ***                      ***                  ***
***                   ***                     ***                      ***                  ***

                      ***                     ***                      ***                  ***


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

NOTES

1. For purposes of this Schedule 5.2 only, the Initial Period shall mean the period beginning on the Effective Date of the Agreement and ending on ***.

2. Products described include all Products as defined in Section 2.15 of the Agreement.

3. For purposes of this Schedule 5.2, a "System" shall be defined as one (1) *** unit, one (1) *** and other accessories (including, but not limited to, *** ) sold as a package meeting the Specifications.

4. The Provisional Transfer Price (the "Provisional Price") is the amount that shall be used solely for purchase orders and invoicing purposes. The Provisional Price shall be recalculated annually, by the end of the first calendar quarter of each Commercial Year, and will then be in effect for the subsequent twelve-month period as described in paragraph I.B.2.

5. Net Selling Price ("NSP") shall mean the revenue received by Ethicon or an Affiliate from the sale of the Product to an independent third party less the following amounts: (i) discounts, including cash discounts, or rebates actually allowed or granted; (ii) credits or allowances actually granted upon claims or returns, regardless of the party requesting the return;
     (iii) freight charges paid for customer delivery; and (iv) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or billed party. Commissions paid by Ethicon to its sales representatives shall not be deducted from the amount that Ethicon charges to such third party in determining the NSP.

6. Average Net Selling Price ("Average NSP") shall mean the sum of the NSP for all units sold during the commercial year, including *** as provided for in
     Section 3.2 and 3.3, divided by the total number of units sold during that same commercial year provided that the total number of units is *** Commercial Year.

7. "Floor Price" shall mean the minimum Transfer Price and the minimum Provisional Price for a unit as defined in the schedule above or based on the actual cost ("Cost") to manufacture plus the indicated percentage mark-up. The Cost to manufacture are the direct material and labor costs for Products supplied to Neoprobe from its suppliers plus Neoprobe's direct and indirect overhead charges, provided that any cost reductions or volume-related discounts or other associated cost savings are applied to the Cost in the Floor Price calculation. Neoprobe's overhead charges mentioned above

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

     shall be calculated in like manner as the "Current Cost Estimate" shown in the table in paragraph II.

     B. PROVISIONAL PRICE CALCULATION

      1. During the Initial Period, the Provisional Price for each unit shipped to Ethicon will be as established in the schedule in paragraph I.A.

      2. During the first calendar quarter of each Commercial Year, the average NSP will be recalculated based on the actual world-wide sales recognized during the prior Commercial Year, except that, ***, the average NSP will be recalculated based on the actual world-wide sales recognized during the period from the Effective Date to ***.

      3. Concurrently, the Provisional Price will also be recalculated based on the recalculated average NSP as described above. The recalculated Provisional Price shall be equal to the recalculated average NSP multiplied by the percentage indicated in the "Provisional Transfer Price" column of the schedule in paragraph I.A. above or the amount in the "Floor Price" column, whichever is greater. This revised Provisional Price will be in effect for the following twelve-month period, and will be communicated to Neoprobe no later than March 31 of each Commercial Year.

     C. RECONCILIATION TO ACTUAL TRANSFER PRICE

        On ***, the Provisional Price will be reconciled to the actual Transfer Price based on actual, world-wide average NSP for the period from the Effective Date ***. After the Initial Reconciliation, the Provisional Price will be reconciled to the actual Transfer Price by the end of the first calendar quarter of each Commercial Year, i.e. March 31, based on actual, world-wide average NSP for the previous Commercial Year. Any overpayments or underpayments to Neoprobe shall be reflected on the first invoice to Ethicon after April 1 as a lump-sum adjustment.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

II.         SAMPLE DEMONSTRATION UNITS

     Products purchased by Ethicon to be used as promotional product demonstration units, training units or sales representative samples will be priced according to the calculation under "Demonstration Unit Pricing" under the following schedule:


                                                    Demonstration Unit         Current Cost            Estimated
                                                          Pricing                Estimate         Demonstration Unit
                                                                                                        Price1
***
                                                            ***                                           ***
***                                                         ***                     ***                   ***
CONTROL UNIT ONLY:
***                                                         ***                     ***                   ***
***                                                         ***                     ***                   ***
***                                                         ***                     ***                   ***
PROBES:
***                                                         ***                     ***                   ***
***                                                         ***                     ***                   ***
***
   ***                                                      ***                     ***                   ***
   ***                                                      ***                     ***                   ***
   ***                                                      ***                     ***                   ***
***                                                         ***
***                                                         ***                     ***                   ***

ALL OTHER PRODUCTS                                          ***

     NOTES

1. The "Estimated Demonstration unit Price" is based on the current estimated Cost of the Products provided to Ethicon by Neoprobe as shown in the "Current Cost Estimate" column in the above schedule and represents the maximum Demonstration Unit Price. It is agreed that any cost reductions, volume-related deductions or associated Cost savings shall reduce the cost in the demonstration unit pricing calculation.

2. The Demonstration Unit Price of *** for the returned and refurbished demonstration units ("Returned Units") from *** only. The maximum quantity of Returned Units is ***. Any and all other demonstration system purchases shall be made at the *** whichever is less. For tracking and compliance purposes, Neoprobe shall provide Ehticon with a list of serial numbers for those demonstration units *** including serial numbers for all related components.

3. The Demonstration Unit Price of *** demonstration units from the *** only. The maximum quantity of *** Blue Tip ***. Any and all other demonstration unit purchases shall be made at the ***. For tracking and compliance purposes, Neoprobe shall provide Ethicon with a list of serial numbers for those demonstration units owned by the current U.S. distributor including serial numbers for all related components.



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 5.6 Sales and Marketing Literature



                      LIST OF APPROVED MARKETING LITERATURE





               DOCUMENT                          REVIEW           USE                     QUANTITY
                                                 NUMBER                                    AS OF
                                                                                          9/15/99
neo2000tm BlueTipTM Probe Sales                  99-581           ***                       ***
Training Binder
neo2000tm Gamma Detection                        99-582           ***                       ***
System Operation Manual
neo2000tm Gamma Detection                        99-583           ***                       ***
System Operation Training Binder
Neoprobe 14mm Reusable Probe                     99-584           ***                       ***
Sales Aid
neo2000tm BlueTipTM Probe Sales                  99-585           ***                       ***
Aid
neo2000tm Gamma Detection                        99-586           ***                       ***
System Sales Aid










***
***




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 5.18 Sales and Marketing Organization



Schedule 5.18 Sales and Marketing Organization


***
Employee                     Location                           Title                         Hire Date
***                          ***                                ***                           ***
***
***                          ***                                ***                           ***


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 5.25 ***

                                                          ***




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 6.1  R&D ***


                                  SCHEDULE 6.1

                                                          ***


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 6.3  R&D Programs


                                  SCHEDULE 6.3

                         EXISTING NEOPROBE R&D PROGRAMS


PRODUCT                        DESCRIPTION                     IMPACT                            AVAILABILITY
***                            ***                             ***                               ***








Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Schedule 10.2  *** Descriptions

SCHEDULE 10.2



              MATERIAL FOR ***

     1)       ***

     2)       ***

     3)       ***






Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.

Confidential portions of this Exhibit are subject to a Request for Confidential
                           Treatment under Rule 24b-2

Exhibit 2.17  ***

                                                          ***

1. *** .

2. *** .

3. *** .

4. *** .

5. *** .

6. ***.




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by " *** " in this Exhibit.